SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 10, 2001

Prudential Securities Secured Financing Corporation (Exact Name of Registrant as Specified in Its Charter)

        Delaware                    333-42858                    13-3411414
----------------------------       -----------               ------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


One New York Plaza, New York, New York                                 10292
--------------------------------------                               ----------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code (212) 214-1000

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     It is expected that during May 2001, a single series of certificates, entitled Prudential Securities Secured Financing Corporation, Commercial Mortgage Pass-Through Certificates, Series 2001-C1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Prudential Securities Secured Financing Corporation (the "Registrant"), Prudential Asset Resources, Inc. as Master Servicer and RREEF Special Servicer, Lennar Partners, Inc. as General Special Servicer, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V. as Fiscal Agent and The Prudential Insurance Company of America as the RREEF B-Note Holder. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-42858) and sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, the Underwriters have advised the Registrant that they have furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and ABS Term Sheets attached hereto have been prepared and provided to the Registrant by the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Exhibits:

                                       2

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Exhibit No.    Description
-----------    -----------
99.1           Computational Materials and ABS Term Sheets, dated May 10, 2001, prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.2           Computational Materials, dated May 10, 2001.

                                       3

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 14, 2001.


                                             PRUDENTIAL SECURITIES SECURED
                                             FINANCING CORPORATION.


                                             By: /s/ CLAY LEBHAR
                                                -------------------------------
                                             Name:   Clay Lebhar
                                             Title:  Vice President

                                       4

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                                  EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit No.                                                             Page No.
-----------                                                             --------

99.1           Computational Materials and ABS Term Sheets, dated
               May 10, 1999 prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.2           Computational Materials, dated May 10, 2001.